                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          THE JAPAN EQUITY FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 933-3440

                                                                  April 13, 1998

Dear Stockholders:

    The Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") will be held at 11:30 A.M., New York time, on Thursday, June 4, 1998, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect one Class I director and two Class II directors, and (ii) consider the ratification of the selection of Price Waterhouse LLP as independent accountants. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                             Respectfully,

                                            /s/ HIDEAKI MATSUURA
                                            --------------------
                                             Hideaki Matsuura
                                             CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO INSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT.

                          THE JAPAN EQUITY FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 4, 1998
                            ------------------------

To the Stockholders of
The Japan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 4, 1998, at 11:30 A.M., New York time, for the following purposes:

    1. To elect one Class I director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000 and two Class II directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2001.

    2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1998.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,

                                          Lawrence Jacob
                                          SECRETARY

April 13, 1998

                          THE JAPAN EQUITY FUND, INC.
                                   ----------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE JAPAN EQUITY FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, June 4, 1998, at 11:30 A.M., New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders on or about April 13, 1998. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1997 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE JAPAN EQUITY FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS OR BY CALLING
(800) 933-3440 OR (201) 915-3020.

    The Board of Directors has fixed the close of business on March 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,815,688 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 1998.

    Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Meeting.

                           (1)  ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the three nominees listed below as directors of the Fund:

          CLASS I                       CLASS II
----------------------------  ----------------------------
      Hideaki Matsuura              Robert F. Gurnee
                                    David G. Harmer

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders as follows: Class I in the year 2000 and Class II in the year 2001, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

    At their September 4, 1997 meeting, the Board of Directors unanimously elected Mr. Hideaki Matsuura to fill the vacancy created by the resignation of Mr. Katsunari Rembutsu, whose resignation was effective as of September 1997. At their December 4, 1997 meeting, the Board of Directors unanimously elected Mr. David G. Harmer to fill the vacancy created by the death of Mr. Frederick W. Zuckerman in September 1997. Mr. Rembutsu had served as a Class I director and Mr. Zuckerman had served as a Class II director. Therefore, Mr. Matsuura and Mr. Harmer are standing for election as Class I and Class II directors, respectively. Although the term of the Fund's Class I directors does not expire until the date on which the Annual Meeting of Stockholders is held in the year 2000, Maryland law and the Fund's By-Laws require a director, regardless of Class, who is elected by the Board of Directors to fill a vacancy to stand for election at the next Annual Meeting of Stockholders.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEES

                                  PRESENT OFFICE WITH THE FUND, IF ANY,
                                           PRINCIPAL OCCUPATION                         SHARES
                                        OR EMPLOYMENT DURING PAST                    BENEFICIALLY
                                              FIVE YEARS AND                            OWNED      PERCENT
     NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN             DIRECTOR   FEBRUARY 28,    OF
     OF NOMINEES/DIRECTORS               PUBLICLY HELD COMPANIES           SINCE       1998(+)      CLASS
--------------------------------  --------------------------------------  --------   ------------  -------
     Robert F. Gurnee (70)        Chairman and Chief Executive Officer,     1992        1,156        **
     3801 Kennett Pike            Financial Integrity Group Inc. (bank
     Building C, Suite 201        and financial services consulting
     Greenville, Delaware         firm), since 1990; Director, Vestaur
     19807                        Securities Co., since 1991; Director,
                                  The Thai Capital Fund, Inc., since
                                  1990.

                                  PRESENT OFFICE WITH THE FUND, IF ANY,
                                           PRINCIPAL OCCUPATION                         SHARES
                                        OR EMPLOYMENT DURING PAST                    BENEFICIALLY
                                              FIVE YEARS AND                            OWNED      PERCENT
     NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN             DIRECTOR   FEBRUARY 28,    OF
     OF NOMINEES/DIRECTORS               PUBLICLY HELD COMPANIES           SINCE       1998(+)      CLASS
--------------------------------  --------------------------------------  --------   ------------  -------
     David G. Harmer (54)         President, Jetway Systems Inc, since      1997        1,000        **
     1805 West - 2550 South       January 1997; Vice President and Chief
     Ogden, UT 84401              Financial Officer, Armco Inc., from
                                  April 1993 to December 1996; Vice
                                  President and Corporate Controller,
                                  FMC Corporation, from 1987 to 1993;
                                  Director, The Singapore Fund, Inc.,
                                  since 1996.
*    Hideaki Matsuura (49)        Chairman of the Board of the Fund;        1997         None        --
     One Evertrust Plaza          President and Chairman, Daiwa
     Jersey City, NJ 07302        Securities Trust Company, since July
                                  1997; Director, Daiwa Securities
                                  (H.K.) Ltd., from September 1995 to
                                  June 1997; General Manager, Daiwa
                                  Securities Co. Ltd., from August 1994
                                  to August 1995; Executive Vice
                                  President, Daiwa Securities America,
                                  Inc., from April 1988 to August 1994.
OTHER CURRENT DIRECTORS
     Austin C. Dowling (66)       Director, The Thai Capital Fund, Inc.,    1992        2,046        **
     1002E Long Beach Boulevard   since 1990.
     North Beach, New Jersey
     08008

     Martin J. Gruber (60)        Professor of Finance, Leonard N. Stern    1992        5,321        **
     229 South Irving Street      School of Business, New York
     Ridgewood, New Jersey        University, since 1965; Director,
     07450                        Cowen Income & Growth Fund Inc., since
                                  1986; Director, Cowen Opportunity
                                  Fund, since 1987; Director, Standby
                                  Reserve Fund Inc., since 1985;
                                  Director, Standby Tax Exempt Reserve
                                  Fund Inc., since 1986; Trustee, BT
                                  Pyramid Fund, since 1992; Trustee, BT
                                  Leadership Trust, since 1993;
                                  Director, The Taiwan Equity Fund,
                                  Inc., since 1994; Trustee, T.I.A.A.,
                                  since 1996.

                                  PRESENT OFFICE WITH THE FUND, IF ANY,
                                           PRINCIPAL OCCUPATION                         SHARES
                                        OR EMPLOYMENT DURING PAST                    BENEFICIALLY
                                              FIVE YEARS AND                            OWNED      PERCENT
     NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN             DIRECTOR   FEBRUARY 28,    OF
     OF NOMINEES/DIRECTORS               PUBLICLY HELD COMPANIES           SINCE       1998(+)      CLASS
--------------------------------  --------------------------------------  --------   ------------  -------
*    Harry M. Markowitz (70)      President of the Fund; Director of        1992        1,779        **
     1010 Turquoise Street        Research, Global Portfolio Research
     Suite 245                    Department, Daiwa Securities Trust
     San Diego, California        Company, since 1990; President of
     92109                        Harry Markowitz Company since 1984;
                                  Marvin Speiser Distinguished Professor
                                  of Finance and Economics, Baruch
                                  College, City University of New York,
                                  from 1982 to 1993; Director, Health
                                  Chem Corporation from 1993 to 1994.

------------------------
(+) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager, Daiwa International Capital Management Corp. (the "Investment Manager"), or the Fund's investment adviser, Daiwa Securities Trust Company (the "Investment Adviser"). Both Mr. Matsuura and Dr. Markowitz are interested persons because of their affiliation with the Fund's Investment Adviser, or because they are officers of the Fund, or both.

**  Represented less than 1% of the outstanding shares at February 28, 1998.

    The Fund's Board of Directors held four regular meetings during the fiscal year ended October 31, 1997. Each incumbent director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dowling, Gurnee and Harmer and Dr. Gruber. The Audit Committee met twice during the fiscal year ended October 31, 1997. All of the incumbent members of the Audit Committee attended the meetings held during the fiscal year. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Matsuura (age 49) has been Chairman of the Board of the Fund since September 1997 (see information provided above).

    Dr. Markowitz (age 70) has been President of the Fund since July 1992 (see information provided above).

    Daniel F. Barry (age 51), Vice President of the Fund since July 1992, was also Treasurer of the Fund from July 1992 to September 1994 and has been Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Investment Adviser, Administrator and Custodian, since June 1993. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Lawrence Jacob (age 53), Secretary of the Fund since July 1992, has been Senior Vice President since November 1985, and Assistant Secretary since February 1986, of Daiwa Securities America Inc.

    Edward J. Grace (age 51), Treasurer of the Fund since September 1994, was Assistant Treasurer of the Fund from July 1992 to September 1994 and has been a Vice President of DSTC since December 1992 and Assistant Vice President of DSTC from 1989 to December 1992.

    Laurence E. Cranch (age 51), Assistant Secretary of the Fund since July 1992, has been a partner in the law firm of Rogers & Wells LLP since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with the Investment Manager or the Investment Adviser was U.S. $36,383 during the fiscal year ended October 31, 1997. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives administration, custodian and advisory fees.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended October 31, 1997, as well as the total fee compensation paid to each incumbent director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                                  PENSION OR         TOTAL
                                                  RETIREMENT      COMPENSATION
                                                   BENEFITS      FROM FUND AND
                                   AGGREGATE        ACCRUED       FUND COMPLEX
                                 COMPENSATION     AS PART OF        PAID TO
       NAME OF DIRECTOR            FROM FUND     FUND EXPENSES     DIRECTORS
-------------------------------  -------------  ---------------  --------------
Hideaki Matsuura+                  $       0         None          $        0
Katsunari Rembutsu+                        0         None                   0
Harry M. Markowitz+                        0         None                   0
Austin C. Dowling*                     9,200         None              18,948
Martin J. Gruber*                      9,200         None              18,400
Robert F. Gurnee*                      9,200         None              18,948
David G. Harmer++*                         0         None               9,200
Frederick W. Zuckerman++               8,783         None              17,566

------------------------
 * Also serves or served as a director of one other investment company for which an affiliate of Daiwa International Capital Management Corp. and Daiwa Securities Trust Company, the Fund's investment manager and investment adviser, respectively, serves as investment manager or investment adviser.

 + Mr. Matsuura, and his predecessor, Mr. Rembutsu, and Dr. Markowitz, who are affiliated with the Investment Manager and Investment Adviser and are considered "interested persons" of the Fund, do not receive any fee compensation from the Fund for their services as directors. Mr. Matsuura was elected to the Board of Directors in September 1997 to replace Mr. Rembutsu, who resigned.

++ Mr. Harmer was elected to the Board of Directors in December 1997 to fill the vacancy resulting from the death of Mr. Zuckerman in September 1997.

                  (2)  RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting to be held on June 4, 1998, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), will consider the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1998. The Fund knows of no direct financial interest or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available at the meeting to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S.$4,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 4, 1998, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the 1999 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1998.

    The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,

                                          Lawrence Jacob
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April 13, 1998

                 (This page has been left blank intentionally.)

THE JAPAN EQUITY FUND, INC.

C/O DAIWA SECURITIES TRUST COMPANY
ONE EVERTRUST PLAZA
JERSEY CITY, NEW JERSEY 07302
                             ----------------------

                          THE JAPAN EQUITY FUND, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 4, 1998

  The undersigned stockholder of The Japan Equity Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 4, 1998, at 11:30 A.M., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS

1) The election of Hideaki Matsuura as Class I director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000, the election of Robert F. Gurnee and David G. Harmer as Class II directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2001.

2) The ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending October 31, 1998.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2 SET FORTH IN THIS PROXY AND, IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH SHARES HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED APRIL 13, 1998.

                                     (OVER)

PROPOSALS (PLEASE CHECK ONE BOX FOR EACH PROPOSAL.)

1)         / / FOR ALL nominees listed below            / / WITHHOLD AUTHORITY
                         (EXCEPT AS MARKED TO THE                     TO VOTE FOR ALL NOMINEES LISTED BELOW
                         CONTRARY BELOW)

                                       Nominees: Class I - Hideaki Matsuura         Class II: Robert F. Gurnee
                                                                                            David G. Harmer

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2)   / / FOR       / / AGAINST          / / ABSTAIN

Dated: __________________________________________________________________ , 1998
________________________________________________________________________________
________________________________________________________________________________

Signature(s) of Stockholder(s)

Please sign, date and return promptly. Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, administrator, trustee or guardian, please give full title. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner".